1 Q1’26 1 April 2026 Investor Presentation

2 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and ongoing conflict in the Middle East, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2025, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Customers Bancorp Franchise

customers bancorp

Commercially oriented bank with **industry-leading service** combining **a high touch, single point of contact model** with innovative technology solutions

Customers Bancorp, Inc.

NYSE: CUBI | FTE Employees ~900 | Total Assets $25.9B

Data as of 3/31/2026

Key Balance Sheet Stats

Delivering exceptional growth across the Bank

	Q1'26 ($)	YoY Growth (%)
Total Assets	25.9B	15
Total Gross Loans	17.4B	15
Total Deposits	21.6B	14
TBVPS[1]	63.54	16

Net Promoter Score

Measuring business customer satisfaction and loyalty

Customers Bank[2] 81

Banking Industry Benchmark[3] 41

AMERICAN BANKER 2025 Top-Performing Banks

Named a Top 10 Performing Bank by American Banker for five consecutive years (2021-2025), **including the #1 spot in 2024 among midsize banks ($10B to $50B in assets)**

Forbes

2025 AMERICA'S BEST BANKS

1. Non-GAAP measure, refer to appendix for reconciliation
2. As of December 2025
3. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

3

Q1'26 Key Accomplishments

customers bancorp

Accretive Deposit Performance

Over $800 million net growth in deposits QoQ

Over $230 million of non-interest bearing deposit growth QoQ outside of digital assets channel

Added over 1,100 net commercial deposit accounts in the quarter with over 50% coming from the 2025 Teams

Solid Loan Growth

4% loan growth QoQ

15% loan growth YoY

Diversified across the franchise with multiple verticals contributing to growth

Net Interest Income (NII) & Net Interest Margin (NIM)

NII increased 14% YoY

NIM expansion of 9 bps YoY

Average deposit costs continued to decline with 8 bps reduction in quarter to 2.46%

Positive Operating Leverage

Core Revenue[1] growth outpaced core non-interest expense[1] growth by nearly 2x YoY

Core efficiency ratio[1] declined 3 p.p. YoY

Core non-interest expense as percent of average assets[1] of 1.82% is among the lowest of regional bank peers[2]

Tangible Book Value Growth

Tangible book value approached $64 per share[1]

YoY growth of 16%

15%+ CAGR over approximately six years[3]

Strong Capital & Liquidity

CET1 ratio at 12.8%[4]

TCE/TA[1] increased 60 bps YoY to 8.3%

Approximately 620k shares repurchased at wtd. avg. price of ~$68

1. Non-GAAP measure, refer to appendix for reconciliation
2. 2026 proxy peers most recent quarter ("MRQ"); MRQ represents Q1'26 for proxy peer banks that have reported earnings data before April 23, 2026. Otherwise represents Q4'25 data
3. Q4'2019 to Q1'2026
4. CET1 is estimated pending final regulatory report

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

4

5 Organic Growth: Accelerate Franchise Growth and deliver top-tier, high-quality organic loan and deposit growth by recruiting high- performing executives and deposit-rich teams to expand our commercial banking franchise 1 2 3 Payments: Expand the cubiX ecosystem, broaden existing network to serve additional industries and develop sophisticated product offerings and embedded payments solutions 4 2026 Priorities AI: Operationalize AI at Scale and deploy AI across the organization, targeting full workflow orchestration and operating leverage Risk Management Excellence: Sustain and operate with the highest standards of regulatory and risk management excellence — turning discipline into a competitive advantage and an enabler of growth

AI: Operationalizing Across Customers Bank

customers bancorp

Increase Revenue | **Reduce Risk** | **Improve Productivity**

FOUNDATION
Governance & Data

PRODUCTION
Piloting Use Cases

PHASE 1
Deploying Use Cases and Agentic Resources

PHASE 2
End-to-End Mass Deployment

2024 · 2025 · 2026 · 2027+

Efficiency Augmented by AI

Revenue per Employee[1]
$ thousands


$910
$981
2024
2025

Pre-tax Profit per Employee[2]
$ thousands


$286
$346
2024
2025

Avg. Assets per Employee[3]
$ millions


$27
$28
2024
2025

Early Results

75%
Of team members AI licensed

500+
Agents[4] built by team members

28,000+
Hours saved[5]

AI in Production

OpenAI | ANTHROP\C | Microsoft

Strategic Vision

- ✓ **Goal: be a leader** in AI adoption among regional banks
- ✓ **Measured in outcomes**: cycle time, cost per transaction, error rates
- ✓ **Small enough to move fast, large enough to invest with intent**
- ✓ AI is the **most significant opportunity in a generation** for a bank of our size

1. Revenue / employee = (Net Interest Income + Non-Interest Income) ÷ Average FTE. Average FTE is the simple average of the four quarter-end FTE counts
2. Pre-Tax Income / employee = GAAP Income Before Income Tax Expense ÷ Average FTE. Average FTE is the simple average of four quarter-end FTE counts
3. Average Assets / employee = Average Total Assets ÷ Average FTE. Average FTE is the simple average of four quarter-end FTE counts
4. Includes custom GPTs and other similar AI agent products across major platforms used in the last 6 months
5. Hours saved reflect self-reported estimates from survey of employees using AI tools

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

6

Payments: Customers Bank is at the forefront of the industry

We believe payments functionality is the future of banking and are extending our payments footprint customers bancorp


Instant Payments Platform
RTP
cubiX
FedNow
Wires
ACH

Accelerate Industry Adoption

Adopted	In Progress	Opportunity
Digital Assets	Mortgage Finance / Real Estate	Capital Markets

Stable Digital Asset Client Deposit Balances Despite Sector Volatility

$ billions


4.02
3.86
3.80
3.86
4.00
3.62
Q3'25
Q4'25
Q1'26
Digital Asset Client Spot Deposit Balance
Digital Asset Client Average Deposit Balance

BTC PRICE
-33%[1,2]
Market-wide price compression

TRANSACTION VOL.
-24%[1,3]
Sector-wide reduction in trading activity

DEPOSITS
-6%[1]
Within operating range despite digital asset volatility
STABLE

cubiX by the Numbers[4]

cubiX network activity[5]
$ billions


~$1,500+
~$2,000+
~$500+
~$12
~$1
~$500
FY 2024
FY 2025
Q1'26

cubiX deposit balances
Average balance composition


100%
100%
1%
18%
81%
FY 2024
FY 2025
Q1'26

Digital Assets | Mortgage Finance | Real Estate

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

1. Indexed to Q3'25 = 0
2. Source: FRED St. Louis
3. Average Transaction Volume represents basket of cryptocurrencies across multiple exchanges. Source: CoinGecko
4. Includes Digital Assets vertical and select client verticals utilizing advanced payment capabilities
5. Daily cubiX volume available beginning 10/16/24. The network was previously referred to as CBIT before cubiX launch in Q4'24. Includes Internal Transfer Activity and Wire Transfers from cubiX/CBIT Client Base

7

Organic Growth: Culture, Strategy & Performance

Organic growth driven by putting the customer at the center of everything we do customers bancorp

Culture & Business Model

CULTURE

Customer Centric Focus

Entrepreneurial Culture Banking Entrepreneurs

Consistent Recruiter of Top Talent

FOCUS

Superior Technology Capabilities

Target Top 3-5 National Competitors in Focused Set of Verticals

Sophisticated Product Offerings

STRATEGY

Single Point of Contact

Sufficient Scale, Yet Nimble

High-Touch and Branch-Lite Model

Key Financial Performance

Revenue[1]
$ millions

Top 5 Revenue Compounder[4,5,6]



15%[3]
$358
$818
2019
2025

Core EPS[2]
$

#1 Core EPS Compounder[4,5]



22%[3]
$2.35[7]
$7.61
2019
2025

TBVPS[2]
$

#2 TBVPS Compounder[4,5]



15%[3]
$26.17
$61.77
2019
2025

Strategic Direction

1) Deliver personal, **high-touch** service through a **single point of contact**
2) Client-centric and **entrepreneurial culture** drives franchise value
3) Differentiated platform **attracts top talent** consistently
4) Forward thinking **technology capabilities** designed for the **future state of banking**

2026 Organic Growth Strategy

✓ Continue team recruitment
✓ Deepen market share in existing geographies
✓ Bolster specialized deposit-focused verticals

1. Revenue is calculated as the sum of net interest income and noninterest income
2. Non-GAAP measure, refer to appendix for reconciliation
3. CAGR from FY2019 to FY2025
4. U.S. Banks with total assets between $20 billion and $100 billion. Source S&P Cap IQ
5. Represents 6 year (2019-2025) CAGR for banks with available data throughout the time period horizon
6. Peer banks that completed M&A transactions amounting to >80% the size of the acquiring institution between 2019 and 2025 have been omitted from the peer set
7. Originally reported 2019 Core EPS of $2.28 which was recast to $2.35 to reflect the results of discontinued operations

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

8

9 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Profitability Balance Sheet Credit 3.22% vs. 3.40% NIM $25.9B +4% Total Assets 0.14% -2 bps Commercial NCOs Ratio1 $17.4B +4% Total Loans and Leases 0.27% +1 bps NPLs to Total Loans Financial Highlights - GAAP Highlights Q1’26 EARNINGS REVIEW Total Deposits $21.6B +4% Reserves to NPLs 337% vs. 356% $1.97 DILUTED EPS $69.7M NET INCOME ROCE 13.2% ROAA 1.13% vs. 1.20% 1. Q1’26 annualized NCOs as percentage of average total loans and leases for Q1’26 was 0.32%, down 1 bps compared to Q4’25 Q1’26 (vs. Q4’25)

10 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Profitability Balance Sheet Credit 3.22% vs. 3.40% NIM $25.9B +4% Total Assets 0.14% -2 bps Commercial NCOs Ratio3 $17.4B +4% Total Loans and Leases 0.27% +1 bps NPLs to Total Loans Financial Highlights - Core Highlights Q1’26 EARNINGS REVIEW Total Deposits $21.6B +4% Reserves to NPLs 337% vs. 356% $1.97 $69.4M 13.1% 1.13% vs. 1.19% Q1’26 (vs. Q4’25) 1. Q1’26 excludes pre-tax gains on investment securities of $0.3 million 2. Non-GAAP measure, refer to appendix for reconciliation 3. Q1’26 annualized NCOs as percentage of average total loans and leases for Q1’26 was 0.32%, down 1 bps compared to Q4’25 CORE EPS1,2 CORE EARNINGS1,2 CORE ROCE1,2 Core ROAA1,2

ACCRETIVE DEPOSIT PERFORMANCE

Steady Deposit Growth and Mix Improvement

Approaching $22 billion in deposits with over 31% non-interest bearing balances customers bancorp

Total Deposits

$ billions

- Total deposits increased over $800 million in the quarter and $2.7 billion year-over-year
- Non-interest bearing balances excluding digital assets vertical increased approximately $230 million in the quarter[2]



$18.9
$19.0
$20.4
$20.8
$21.6
$5.6
$5.5
$6.4
$6.3
$6.7 (31%)
$5.1
$4.9
$5.0
$5.1
$5.1
$8.2
$8.6
$9.0
$9.4
$9.8
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Average cost of deposits
2.54%
2.46%
Non-Interest Bearing DDA
Interest Bearing DDA
Non-DDA

Non-interest Bearing Deposit Composition

- Non-interest bearing deposits increased by over $400 million in the quarter to a period end record $6.7 billion, or over 31% of total deposits, representing top quartile of peer banks[1]



CUBI
31%
Top Quartile (28.3%)
CUBI
Regional Bank Peers (MRQ)[1]

Quarterly Non-interest Bearing Deposit Growth ex. Digital Assets Vertical[2]

$ millions



$26
$96
$144
$231
Q2'25
Q3'25
Q4'25
Q1'26
QoQ: +9%
YoY: +22%
QoQ NIBD Growth (ex. Digital Assets Vertical)

1. 2026 proxy peers most recent quarter ("MRQ")
2. Digital Assets Vertical spot balances were $4.0B and $3.8B in Q1'26 and Q4'25 respectively

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

11

12 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Kk s Spotlight: 2024 Vintage Teams | 2-Year Anniversary Update1 Successful Execution of Deposit Franchise Transformation led by Team Recruitment Strategy ACCRETIVE DEPOSIT PERFORMANCE Commercial Client Deposit Accounts 1. All data as of 3/31/2026 2025 teams achieved low 9 figure deposit balances at a spot cost of ~50bps1 Q1’26 Account Openings Three Ways the 2024 Teams Delivered Scale ~8,000 deposit accounts $2.1B+ deposit balance Funding Quality 32% NIBD ~2% spot deposit cost 400+ bps loan to deposit spread 2.7x deposit to loans Q1’25 profitable in ~3 quarters 10 Teams launched in April 2024 Economics 89% 11% Funded <$50K Funded >$50K Q1’26 Account Openings by 2025 Teams 46% 2025 Teams All Other 1,167 Net Accounts Added $0.8B loan balance 54% 2023 Teams Joined 2024 Teams Joined 13,769 15,383 20,401 23,111 24,278 2022 2023 2024 2025 Q1’26 +5% QoQ 2025 Teams Joined

13 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Strong Loan Growth With Diversified Contributions Across The Franchise Q1’26 Loan Portfolio $ billions • Loan growth of over $600 million, or 4% QoQ, compared to 1% for the industry1 ROBUST LOAN GROWTH 1. US Banks with $10-$100 billion in assets that have reported earnings data before April 23, 2026. Source S&P Cap IQ 2. Includes Investment CRE, Construction, and Multifamily 3. Fund Finance includes Lender Finance and Capital Call Lines 4. Includes RESF, FIG, Commercial Banking Teams, Community C&I, Mortgages, PPP, and Other Fund Finance2 Mortgage Warehouse Healthcare CRE3 Tech and Venture Public Finance Consumer Installment SBA Lending Other4 Total Loan Growth $335 $131 $107 $67 $25 $20 -$7 -$21 -$49 $609 Q1’26 Loan Growth by Verticals $ millions Total Loans Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 $15.1 $15.4 $16.3 $16.8 $17.4 +15% • Top growth verticals included Fund Finance, Mortgage Finance, Healthcare, and CRE2 • Diversified loan growth focused on adding franchise value

NET INTEREST INCOME & NET INTEREST MARGIN

Net Interest Income Growth of 14% Year-over-Year

customers bancorp

Net Interest Income & Net Interest Margin

$ millions, percent



$167.4
$176.7
$201.9
$204.4
$191.4
3.13%
3.27%
3.46%
3.25%
3.40%
3.24%
3.22%
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

Q1'26: Reflects accretion income sunset + lower day count QoQ.

Net Interest Income — NIM — Illustrative NIM excl. Accretion Income Impact[1]

Key Highlights

- $24 million NII growth and 9 basis points margin expansion YoY driven by higher average loan balances and reduced funding costs
- Highlights margin resilience despite effective federal funds rate being 69bps higher in Q1'25
- Cumulative IB and total deposit beta of 65% and 59%, respectively

1. Q3'25 and Q4'25 contained large accretion benefit from a purchase of a loan portfolio at a discount from a participation partner

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

14

OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

Peer Leading Efficiency While Investing In Our Business

customers bancorp

Core Non-Interest Expense[1]

$ millions

- Significant positive operating leverage with core revenue[1] up 16% and core expenses[1] up only 9%
- As a result, core efficiency ratio[1] has declined by over 300bps YoY while investing in the franchise


$102.8
$106.6
$105.2
$117.3
$112.0
52.7%
51.6%
45.4%
49.5%
49.7%
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Core Non-interest Expense[1]
Core Efficiency Ratio[1]

Positive Operating Leverage

Percent growth


Core Revenue[1] and Core NIE[1] indexed to Q1'25 = 0%
Core EPS[1] YoY: +28%
16%
9%
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Core Revenue Growth[1]
Core Non-Interest Expense Growth[1]

Core Non-Interest Expense / Average Assets[1]

percent

- CUBI's core non-interest expense as percent of average assets[1] is among the lowest regional bank peers[2]


Top Quartile (2.00%)
Median (2.19%)
1.82%
CUBI
CUBI (Q1'26)
Regional Bank Peers (MRQ)[2]

1. Non-GAAP measure, refer to appendix for reconciliation
2. 2026 proxy peers most recent quarter ("MRQ")

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

15

OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

customers bancorp

OE2: 2026 Operational Excellence Initiative – Q1'26 Update

Initial Target of $20 Million Annual Run-Rate Achieved; Increasing Target by $10 Million

Revenue Initiatives

- Increase treasury management fees from commercial clients
- Capital markets and fee-based businesses

Expense Initiatives

- Process automation for AI
- Technology platform consolidation
- Realization of benefits from risk management enhancements
- Strategic realignment


Revenue Initiatives
~$4.0M
Expense Initiatives
~$16.0M
Phase 1 Total
Phase 1
$20.0M
Phase 1: Initial Target Accomplished
New Initiatives Target
Phase 2
$10.0M
Phase 2: Targeting Additional $10M in OE2
New Target
$30.0M

Savings Used to Invest in the Franchise

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

16

17 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Tangible Book Value1 per share Tangible Book Value Up 16% Year-over-Year 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’19 to Q1’26 inclusive of impact of AOCI mark-to-market; Q4’19 and Q1’26 AOCI impact of $(0.04) and $(1.62) per share, respectively 3. 2026 proxy peers most recent quarter (“MRQ”) $26.17 $27.92 $37.21 $38.97 $47.61 $54.08 $61.77 $63.54 2019 2020 2021 2022 2023 2024 2025 Q1’26 +14% TANGIBLE BOOK VALUE GROWTH • TBVPS1 increased 3% QoQ and 16% YoY to $63.54 • Tangible book value1 per share increased 2.4x+ since Q4’192 • 15+%2 CAGR in TBVPS1 since Q4’192 compared to 5% for regional bank peers3 Key Highlights 15%

18 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` ` 14.6% 14.5% 15.4% 15.4% 14.8% Total Risk-Based Capital percent 7.7% 7.9% 8.4% 8.5% 8.3% TCE/TA2 percent 1. Capital ratios are estimated pending final regulatory report 2. Non-GAAP measure, refer to appendix for reconciliation Strong Capital Levels Provide Significant Flexibility 11.7% 12.1% 13.0% 13.0% 12.8% CET1 Risk-Based Capital percent STRONG CAPITAL AND LIQUIDITY • Redeemed $110 million subordinated debt in Q1’26 • Strong capital ratios provide flexibility • TCE/TA2 Ratio up 60 basis points YoY with 15% increase in tangible assets2 over same period Q1’25 Q2’25 Key Highlights Q3’25 Q4’25 Q1’261

19 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Commercial NCOs percent NPAs % of Total Assets percent Credit Metrics Remain Stable Consumer NCOs percent Total NCOs percent MAINTAINING SUPERIOR CREDIT QUALITY 1. 2026 proxy peers most recent quarter (“MRQ”) V • Reserves to NPLs strong at 337% • NPAs to total assets remain low at 29 bps and below regional bank peer median1 of 34 bps • Total NCOs declined 4% QoQ Q1’25 Q2’25 Q3’25 Q4’25 0.22% 0.13% 0.16% 0.16% 0.14% 2.78% 2.50% 2.60% 2.08% 2.27% 0.48% 0.35% 0.39% 0.33% 0.32% 0.26% 0.27% 0.25% 0.29% 0.29%0.37% 0.32% 0.34% 0.35% 0.34% CUBI Regional Bank Peers1 Q1’26 Loan Yield less NCOs • CUBI generates an above peer median1 yield when accounting for costs associated with net charge-offs Median: 5.78% 6.00% CUBICUBI (Q1’26) Regional Bank Peers (MRQ)1

20 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 2026 Management Outlook Metrics Deposit Growth Loan Growth Net Interest Income Tax Rate CET1 (%) FY 2025 $20.8B $16.8B $750M 22.3% 13.0% Notes 8 – 12% 23 – 25% Non-Interest Expense $432M Current Outlook FY 2026 8 – 12% $800M – $830M $440M – $460M 11.5 – 12.5%

Analyst Coverage

B. Riley Securities, Inc.
Hal Goetsch

D.A. Davidson Companies
Peter Winter

Hovde Group
David Bishop

JPMorgan
Anthony Elian

Keefe, Bruyette & Woods Inc.
Kelly Motta

Maxim Group LLC
Michael Diana

Morgan Stanley
Brian Wilczynski

Piper Sandler
Manuel Navas

Raymond James
Steve Moss

Stephens Inc.
Matt Breese

TD Cowen
Janet Lee

2026 New Analyst

21

22 Appendix

23 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED NDFI Portfolio Overview and Highlights >10-year performance history Diversified with Controls • Single obligor exposure • Industry exposure • Geography concentration Portfolio Management and Monitoring • Dynamic collateral activity • Minimum monthly review of borrowing bases with more frequent reviews triggered by any material change to the borrowing base • Operational field exams paired with review of audited financials Conservative Underwriting Approach • 75%+ of the portfolio qualifies for 20% risk-weighting • Default rates would have to exceed 4x observed default rates from the Great Financial Crisis to impair the Bank’s facility Loan Portfolio1 1. Estimates pending final regulatory report 2. Business credit exposures are comprised of 99% lender finance balances 3. Weighted average determined by outstanding balances 4. As of 2/28/2026 5. As of 12/31/2025 Deep Dive: Customers Bank Lender Finance Portfolio Metrics Credit Performance 76 Wtd. Avg. Number Obligors per Facility3,4 76 Credit Facilities 62.9% Wtd. Avg. Advance Rate3 0.00% NPLs 0.00% NCOs 23% 14% 14%14% 12% 6% 5% 5% 3% 2% 1% 0% Industry Diversification5 Information Technology Industrials Healthcare Consumer Discretionary Real Estate Financials Communication Services Consumer Staples Materials Other Energy Utilities No Exposure to Consumer Credit Intermediaries ~30-35% Typical “Look Through” LTV 8.5% Wtd. Avg. Largest Obligor per Facility3,4 Zero Defaults Zero Delinquencies No Material Exposure to Energy Sector No Material Exposure to Receivables and Inventory Financing 16% 14% 4% 65% Business Credit2 0% Mortgage Credit Private Equity Other NDFIs Remaining Loan Portfolio Remaining NDFI exposure

24 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Investment Securities – AFS percent, Q1’26 Securities Portfolio Characteristics • Spot yield: 5.43% • Effective duration: 2.6 years • Floating rate securities: ~28% • Credit rating: 74% AAA with only 4% at BB Investment Securities – HTM percent, Q1’26 • Spot yield: 3.31% • Effective duration: 3.9 years • Floating rate securities: ~30% • Credit rating: 63% AAA with no rated securities non- investment grade • ABS: $0.2 billion of credit enhanced asset backed securities 67% 33% MBS & CMO Credit Enhanced ABS Total: $0.7 billion Corporate ABS Other MBS & CMO Total: $2.0 billion 12% 14% 72% 2%

Allowance for Credit Losses for Loans and Leases

customers bancorp

($ in thousands)	March 31, 2026 Amortized Cost[1]	March 31, 2026 Allowance for Credit Losses	March 31, 2026 Lifetime Loss Rate[2]	December 31, 2025 Amortized Cost[1]	December 31, 2025 Allowance for Credit Losses	December 31, 2025 Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialized Lending	$ 8,474,678	$ 41,214	0.49 %	$ 8,211,174	$ 37,683	0.46 %
Multifamily	2,510,697	19,441	0.77 %	2,490,336	19,333	0.78 %
Commercial Real Estate Owner Occupied	1,279,501	10,556	0.83 %	1,135,119	10,431	0.92 %
Commercial Real Estate Non-Owner Occupied	1,742,989	18,470	1.06 %	1,738,821	18,928	1.09 %
Construction	204,999	2,672	1.30 %	162,966	2,225	1.37 %
Total Commercial Loans and Leases Receivable	$ 14,212,864	$ 92,353	0.65 %	$ 13,738,416	$ 88,600	0.64 %
Consumer:						
Residential Real Estate	$ 495,458	$ 5,713	1.15 %	$ 497,567	$ 6,499	1.31 %
Manufacturing Housing	26,065	3,338	12.81 %	27,452	3,391	12.35 %
Installment	785,106	59,558	7.59 %	777,905	57,166	7.35 %
Total Consumer Loans Receivable	$ 1,306,629	$ 68,609	5.25 %	$ 1,302,924	$ 67,056	5.15 %
Total Loans and Leases Receivable	$ 15,519,493	$ 160,962	1.04 %	$ 15,041,340	$ 155,656	1.03 %

1. Excludes mortgage finance and installment reported at fair value, loans held for sale
2. Utilized Moody's March 2026 baseline and adverse forecast scenario with qualitative adjustments for Q1'26 provision for credit losses
3. Utilized Moody's December 2025 baseline and adverse forecast scenario with qualitative adjustments for Q4'25 provision for credit losses

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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26 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. Starting in Q3 2025, certain adjustments to GAAP measures were no longer included as our intention going forward is to limit these adjustments to those items of greatest significance. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

27 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Earnings - Customers Bancorp Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 (dollars in thousands, except per share data) USD Per share USD Per share USD Per share USD Per share USD Per share GAAP net income to common shareholders $ 69,653 $ 1.97 $ 70,088 $ 1.98 $ 73,726 $ 2.20 $ 55,846 $ 1.73 $ 9,523 $ 0.29 Reconciling items (after tax): Impairment loss on debt securities — — — — — — — — 39,875 1.23 (Gains) losses on investment securities (208) (0.01) (36) 0.00 (253) (0.01) 1,388 0.04 (124) 0.00 Derivative credit valuation adjustment — — — — — — — — 210 0.01 Loss on redemption of preferred stock — — 2,799 0.08 — — 1,908 0.06 — — Unrealized (gain) loss on loans held for sale — — — — — — (223) (0.01) 518 0.02 Loan program termination fees — — — — — — (772) (0.02) — — Core earnings $ 69,445 $ 1.97 $ 72,851 $ 2.06 $ 73,473 $ 2.20 $ 58,147 $ 1.80 $ 50,002 $ 1.54

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Earnings - Customers Bancorp

(dollars in thousands, except per share data)	2025 USD	2025 Per share	2024 USD	2024 Per share	2023 USD	2023 Per share	2022 USD	2022 Per share	2021 USD	2021 Per share	2020 USD	2020 Per share	2019 USD	2019 Per share
GAAP net income to common shareholders	$ 209,183	$ 6.26	$ 166,429	$ 5.09	$ 235,448	$ 7.32	$ 218,402	$ 6.51	$ 300,134	8.91	$ 118,537	$ 3.74	$ 64,868	$ 2.05
Reconciling items (after tax):														
(Income) loss from discontinued operations	–	–	–	–	–	–	–	–	39,621	1.18	10,461	0.33	2,060	0.07
Severance expense	–	–	3,666	0.11	1,251	0.04	1,058	0.03	1,517	0.05	–	–	373	0.01
Impairment loss on debt securities	39,875	1.19	–	–	–	–	–	–	–	–	–	–	–	–
Impairments on fixed assets and leases	–	–	–	–	98	0.00	1,051	0.03	1,118	0.03	–	–	–	–
Merger and acquisition related expenses	–	–	–	–	–	–	–	–	320	0.01	1,038	0.03	76	0.00
Loss on sale of consumer installment loans	–	–	–	–	–	–	18,221	0.54	–	–	–	–	–	–
Loss on sale of capital call lines of credit	–	–	–	–	3,914	0.12	–	–	–	–	–	–	–	–
(Gains) losses on investment securities	975	0.03	20,331	0.62	407	0.01	18,926	0.56	(26,015)	(0.77)	(17,412)	(0.55)	(1,912)	(0.06)
Loss on sale of foreign subsidiaries	–	–	–	–	–	–	–	–	2,150	0.06	–	–	–	–
Loss on cash flow hedge derivative terminations	–	–	–	–	–	–	–	–	18,716	0.56	–	–	–	–
Derivative credit valuation adjustment	210	0.01	4	0.00	219	0.01	(1,243)	(0.04)	(1,285)	(0.04)	5,811	0.18	811	0.03
Risk participation agreement mark-to-market adjustment	–	–	–	–	–	–	–	–	–	–	(1,080)	(0.03)	–	–
Legal settlement	–	–	158	0.02	–	–	–	–	897	0.03	258	0.01	1,520	0.05
Unrealized (gain) loss on loans held for sale	295	0.01	608	0.02	–	–	–	–	–	–	1,913	0.06	–	–
Deposit relationship adjustment fees	–	–	–	–	–	–	–	–	4,707	0.14	–	–	–	–
Loss on redemption of preferred stock	4,707	0.14	–	–	–	–	–	–	2,820	0.08	–	–	–	–
Tax on surrender of bank-owned life insurance policies	–	–	–	–	4,141	0.13	–	–	–	–	–	–	–	–
FDIC special assessment	–	–	518	0.02	2,755	0.09	–	–	–	–	–	–	–	–
Unrealized (gain) on equity method investments	–	–	(8,608)	(0.26)	–	–	–	–	–	–	–	–	–	–
Loss upon acquisition of interest-only GNMA securities	–	–	–	–	–	–	–	–	–	–	–	–	5,682	0.18
Losses on sale of non-QM residential mortgage loans	–	–	–	–	–	–	–	–	–	–	–	–	595	0.02
Loan program termination fees	(772)	(0.02)	–	–	–	–	–	–	–	–	–	–	–	–
Core earnings	**$ 254,473**	**$ 7.61**	**$ 183,105**	**$ 5.60**	**$ 248,233**	**$ 7.72**	**$ 256,415**	**$ 7.63**	**$ 344,700**	**10.23**	**$ 119,526**	**$ 3.77**	**$ 74,073**	**$ 2.35**

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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29 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Return on Average Assets - Customers Bancorp (dollars in thousands except per share data) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 GAAP net income $ 69,653 $ 74,492 $ 75,745 $ 60,939 $ 12,912 Reconciling items (after tax): Severance expense — — — — — Impairment loss on debt securities — — — — 39,875 Legal settlement — — — — — (Gains) losses on investment securities (208) (36) (253) 1,388 (124) Derivative credit valuation adjustment — — — — 210 FDIC special assessment — — — — — Unrealized (gain) on equity method investments — — — — — Unrealized (gain) loss on loans held for sale — — — (223) 518 Loan program termination fees — — — (772) — Core net income $ 69,445 $ 74,456 $ 75,492 $ 61,332 $ 53,391 Average total assets $ 24,920,977 $ 24,721,373 $ 23,930,723 $ 22,362,989 $ 22,314,963 Core return on average assets 1.13% 1.19% 1.25% 1.10% 0.97%

30 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Return on Average Common Equity - Customers Bancorp (dollars in thousands except per share data) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 GAAP net income to common shareholders $ 69,653 $ 70,088 $ 73,726 $ 55,846 $ 9,523 Reconciling items (after tax): Impairment loss on debt securities — — — — 39,875 Legal settlement — — — — — (Gains) losses on investment securities (208) (36) (253) 1,388 (124) Derivative credit valuation adjustment — — — — 210 Loss on redemption of preferred stock — 2,799 — 1,908 — Unrealized (gain) loss on loans held for sale — — — (223) 518 Loan program termination fees — — — (772) — Core earnings $ 69,445 $ 72,851 $ 73,473 $ 58,147 $ 50,002 Average total common shareholders' equity $ 2,146,518 $ 2,093,510 $ 1,878,115 $ 1,751,037 $ 1,730,910 Core return on average common equity 13.12% 13.81% 15.52% 13.32% 11.72%

31 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) 1. Core efficiency ratio calculated as non-interest expense divided by core revenue Core Efficiency Ratio - Customers Bancorp (dollars in thousands except per share data) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 GAAP net interest income $ 191,351 $ 204,428 $ 201,912 $ 176,703 $ 167,446 GAAP non-interest income (loss) $ 34,316 $ 32,516 $ 30,191 $ 29,606 $ (24,490) (Gains) losses on investment securities (269) (47) (334) 1,797 (160) Derivative credit valuation adjustment — — — — 270 Unrealized (gain) loss on loans held for sale — — — (289) 667 Impairment loss on debt securities — — — — 51,319 Loan program termination fees — — — (1,000) — Core non-interest income 34,047 32,469 29,857 30,114 27,606 Core revenue $ 225,398 $ 236,897 $ 231,769 $ 206,817 $ 195,052 GAAP non-interest expense $ 111,988 $ 117,309 $ 105,217 $ 106,626 $ 102,771 Core non-interest expense $ 111,988 $ 117,309 $ 105,217 $ 106,626 $ 102,771 Core efficiency ratio (1) 49.68% 49.52% 45.40% 51.56% 52.69%

32 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Non-Interest Expense to Average Total Assets - Customers Bancorp (dollars in thousands except per share data) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 GAAP non-interest expense $ 111,988 $ 117,309 $ 105,217 $ 106,626 $ 102,771 Severance expense — — — — — FDIC special assessment — — — — — Legal settlement — — — — — Core non-interest expense $ 111,988 $ 117,309 $ 105,217 $ 106,626 $ 102,771 Average total assets $ 24,920,977 $ 24,721,373 $ 23,930,723 $ 22,362,989 $ 22,314,963 Core Non-interest Expense to average assets 1.82% 1.88% 1.74% 1.91% 1.87%

33 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 GAAP total shareholders' equity $ 2,144,300 $ 2,115,517 $ 2,126,059 $ 1,863,558 $ 1,864,560 Reconciling items: Preferred stock — — (82,201) (82,201) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 2,140,671 $ 2,111,888 $ 2,040,229 $ 1,777,728 $ 1,723,137 GAAP Total assets $ 25,880,767 $ 24,895,868 $ 24,260,163 $ 22,550,800 $ 22,423,044 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 25,877,138 $ 24,892,239 $ 24,256,534 $ 22,547,171 $ 22,419,415 Tangible common equity to tangible assets 8.3% 8.5% 8.4% 7.9% 7.7%

34 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 GAAP total shareholders' equity $ 2,144,300 $ 2,115,517 $ 2,126,059 $ 1,863,558 $ 1,864,560 Reconciling Items: Preferred stock — — (82,201) (82,201) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 2,140,671 $ 2,111,888 $ 2,040,229 $ 1,777,728 $ 1,723,137 Common shares outstanding 33,692,632 34,191,223 34,163,506 31,606,934 31,479,132 Tangible book value per common share $ 63.54 $ 61.77 $ 59.72 $ 56.24 $ 54.74

35 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q4 2025 Q4 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 GAAP total shareholders' equity $ 2,115,517 $ 1,836,683 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 Reconciling Items: Preferred stock — (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) Tangible common equity $ 2,111,888 $ 1,695,260 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 Common shares outstanding 34,191,223 31,346,507 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 Tangible book value per common share $ 61.77 $ 54.08 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17